Other income	12 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Other income
Note 6. Other income

	Consolidated
	Year ended 30 June 2024	Year ended 30 June 2023	Year ended 30 June 2022
	US$’000	US$’000	US$’000

Net gain on disposal of other assets	-	3,117	-
ERS revenue	1,566	-	-
Other	-	20	12

Total other income	1,566	3,137	12
Other income for the year ended 30 June 2024 comprises income generated from an Emergency Response Service ("ERS") program entered into in Texas. This ERS program is a demand response program designed to help ERCOT mitigate rolling blackouts. The Group receives recurring capacity payments for agreeing to curtail electricity consumption in response to abnormally high electricity demand or other grid emergencies. Other income is generated by the Group’s participation in this program at the site in Childress, Texas, and the revenue is recognized on a monthly basis depending on electricity related factors as determined by the operator.